UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 1, 2012

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2012, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or, “us”) issued the attached press release reporting its financial results for the first quarter of 2012.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:

99-Press Release dated May 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2012

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
	April 1,	December 31,	March 27,
In millions, except per share amounts	2012	2011	2011
NET SALES	$4,472	$4,921	$3,860
Cost of sales	3,274	3,680	2,903
GROSS MARGIN	1,198	1,241	957

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	475	496	389
Research, development and engineering expenses	181	179	129
Equity, royalty and interest income from investees (Note 1)	104	101	96
Gain on sale of business	-	53	-
Other operating income (expense), net	2	25	(6)
OPERATING INCOME	648	745	529

Interest income	8	9	6
Interest expense	8	10	10
Other income (expense), net	2	14	(3)
INCOME BEFORE INCOME TAXES	650	758	522

Income tax expense (Note 2)	175	186	157
CONSOLIDATED NET INCOME	475	572	365

Less: Net income attributable to noncontrolling interests	20	24	22
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$455	$548	$343

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$2.39	$2.87	$1.75
Diluted	$2.38	$2.86	$1.75

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	190.4	190.9	195.5
Diluted	190.8	191.5	196.1

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.40	$0.40	$0.2625

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	April 1, 2012	December 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$1,317	$1,484
Marketable securities	252	277
Total cash, cash equivalents and marketable securities	1,569	1,761
Accounts and notes receivable, net	2,684	2,526
Inventories	2,382	2,141
Prepaid expenses and other current assets	682	663
Total current assets	7,317	7,091
Long-term assets
Property, plant and equipment	5,416	5,245
Accumulated depreciation	(3,025)	(2,957)
Property, plant and equipment, net	2,391	2,288
Investments and advances related to equity method investees	903	838
Goodwill	342	339
Other intangible assets, net	250	227
Other assets	916	885
Total assets	$12,119	$11,668

LIABILITIES
Current liabilities
Loans payable	$33	$28
Accounts payable (principally trade)	1,731	1,546
Current portion of accrued product warranty	418	422
Accrued compensation, benefits and retirement costs	289	511
Deferred revenue	211	208
Taxes payable (including taxes on income)	297	282
Other accrued expenses	651	660
Total current liabilities	3,630	3,657
Long-term liabilities
Long-term debt	650	658
Pensions	157	205
Postretirement benefits other than pensions	428	432
Other liabilities and deferred revenue	896	885
Total liabilities	5,761	5,837

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.2 shares issued	2,017	2,001
Retained earnings	6,416	6,038
Treasury stock, at cost, 30.2 and 30.2 shares	(1,590)	(1,587)
Common stock held by employee benefits trust, at cost, 1.7 and 1.8 shares	(20)	(22)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(713)	(724)
Other	(100)	(214)
Total accumulated other comprehensive loss	(813)	(938)
Total Cummins Inc. shareholders’ equity	6,010	5,492
Noncontrolling interests	348	339
Total equity	6,358	5,831
Total liabilities and equity	$12,119	$11,668

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Three months ended
In millions	April 1, 2012	March 27, 2011
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$475	$365
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	85	79
Deferred income taxes	(27)	21
Equity in income of investees, net of dividends	(59)	(62)
Pension contributions in excess of expense	(27)	(24)
Other post-retirement benefits payments in excess of expense	(4)	(5)
Stock-based compensation expense	7	5
Excess tax benefits on stock-based awards	(11)	(2)
Translation and hedging activities	10	4
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(135)	(306)
Inventories	(209)	(210)
Other current assets	(28)	(2)
Accounts payable	148	251
Accrued expenses	(196)	(28)
Changes in other liabilities and deferred revenue	29	24
Other, net	(37)	(22)
Net cash provided by operating activities	21	88

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(126)	(91)
Investments in internal use software	(16)	(10)
Investments in and advances to equity investees	(5)	(21)
Acquisition of businesses, net of cash acquired	(5)	-
Investments in marketable securities—acquisitions	(146)	(101)
Investments in marketable securities—liquidations	184	134
Cash flows from derivatives not designated as hedges	11	4
Other, net	1	7
Net cash used in investing activities	(102)	(78)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	12	38
Payments on borrowings and capital lease obligations	(38)	(45)
Net borrowings (payments) under short-term credit agreements	-	1
Distributions to noncontrolling interests	(22)	(21)
Dividend payments on common stock	(77)	(51)
Repurchases of common stock	(8)	(190)
Excess tax benefits on stock-based awards	11	2
Other, net	9	4
Net cash used in financing activities	(113)	(262)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	27	8
Net increase (decrease) in cash and cash equivalents	(167)	(244)
Cash and cash equivalents at beginning of year	1,484	1,023
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,317	$779

(a)    Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

	In millions	Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total
	Three months ended April 1, 2012
	External sales	$2,412	$774	$516	$770	$-	$4,472
	Intersegment sales	447	325	264	5	(1,041)	-
	Total sales	2,859	1,099	780	775	(1,041)	4,472
	Depreciation and amortization(2)	47	19	11	7	-	84
	Research, development and engineering expenses	111	51	18	1	-	181
	Equity, royalty and interest income from investees	38	8	10	48	-	104
	Interest income	4	1	2	1	-	8
	Segment EBIT	381	143	76	94	(36)	658

	Three months ended December 31, 2011
	External sales	$2,628	$781	$682	$830	$-	$4,921
	Intersegment sales	433	311	238	4	(986)	-
	Total sales	3,061	1,092	920	834	(986)	4,921
	Depreciation and amortization(2)	46	18	10	8	-	82
	Research, development and engineering expenses	112	49	17	1	-	179
	Equity, royalty and interest income from investees	40	7	10	44	-	101
	Interest income	4	2	2	1	-	9
	Segment EBIT	368	132	87	87	94	768

	Three months ended March 27, 2011
	External sales	$2,006	$660	$557	$637	$-	$3,860
	Intersegment sales	385	264	238	5	(892)	-
	Total sales	2,391	924	795	642	(892)	3,860
	Depreciation and amortization(2)	45	18	10	6	-	79
	Research, development and engineering expenses	80	37	11	1	-	129
	Equity, royalty and interest income from investees	42	8	8	38	-	96
	Interest income	3	1	1	1	-	6
	Segment EBIT	290	105	89	89	(41)	532

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  There were no significant unallocated corporate expenses for the three month periods ended April 1, 2012 and March 27, 2011.  For the three months ended December 31, 2011, unallocated corporate expenses include a $53 million gain ($33 million after-tax) recorded for the sale of certain assets and liabilities of our light-duty filtration business from our Components segment and a $38 million gain ($24 million after-tax) related to flood damage recoveries from the insurance settlement regarding a June 2008 flood in Southern Indiana.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended
	April 1,	December 31,	March 27,
In millions	2012	2011	2011
Segment EBIT	$658	$768	$532
Less
Interest expense	8	10	10
Income before income taxes	$650	$758	$522

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended
	April 1,	December 31,	March 27,
In millions	2012	2011	2011
Distribution Entities
North American distributors	$40	$34	$30
Komatsu Cummins Chile, Ltda.	5	6	4
All other distributors	1	1	1
Manufacturing Entities
Chongqing Cummins Engine Company, Ltd.	18	17	12
Dongfeng Cummins Engine Company, Ltd.	16	16	23
Cummins Westport, Inc.	5	6	1
Tata Cummins, Ltd.	4	5	4
Shanghai Fleetguard Filter Co., Ltd.	3	3	4
Valvoline Cummins, Ltd.	2	1	2
Komatsu manufacturing alliances	(1)	2	2
Beijing Foton Cummins Engine Co., Ltd.	(2)	(2)	(2)
All other manufacturers	1	2	6
Cummins share of net income	92	91	87
Royalty and interest income	12	10	9
Equity, royalty and interest income from investees	$104	$101	$96

NOTE 2.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 27 percent, absent any discrete period activity.  Our tax rate is generally less than the 35 percent U.S. statutory income tax rate primarily due to lower tax rates on foreign income.  The tax rate for the three month period ended April 1, 2012, was 27 percent.

Our effective tax rate for the three months ended March 27, 2011, was 30 percent.  The decrease in the 2012 effective tax rate compared to 2011 is due primarily to our assertion that income earned after 2011 by our China operations is permanently reinvested, as well as certain tax planning strategies implemented in our U.K. subsidiaries.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the period presented as it illustrates our operating performance without regard to special items including the gains related to the sale of certain assets and liabilities and flood insurance recovery.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the quarters ended April 1, 2012, December 31, 2011 and March 27, 2011.

	Three months ended
	April 1, 2012		December 31, 2011		March 27, 2011
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$455	$2.38	$548	$2.86	$343	$1.75
Subtract
Gain on sale of business (1)	-	-	33	0.17	-	-
Flood insurance recovery (1)	-	-	24	0.13	-	-
Net income attributable to Cummins Inc. excluding
special items	$455	$2.38	$491	$2.56	$343	$1.75

(1)	The gains have been excluded from operating results as they were not considered in our evaluation of performance for the quarter ended December 31, 2011.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest expense, taxes and noncontrolling interests

We define EBIT as earnings or loss before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended
	April 1,	December 31,	March 27,
In millions	2012	2011	2011
Earnings before interest expense, income taxes and
special items	$658	$677	$532

Earnings before interest expense, income taxes and
special items as a percentage of net sales	14.7%	13.8%	13.8%

Add
Gain on sale of business	-	53	-
Flood insurance recovery	-	38	-

Earnings before interest expense and income taxes	$658	$768	$532

EBIT as a percentage of net sales	14.7%	15.6%	13.8%

Less
Interest expense	8	10	10
Income tax expense	175	186	157
Consolidated net income	475	572	365

Less
Net income attributable to noncontrolling interests	20	24	22
Net income attributable to Cummins Inc.	$455	$548	$343

Net income attributable to Cummins Inc. as a
percentage of net sales	10.2%	11.1%	8.9%

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

Engine segment net sales by market

2012
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$892	$-	$-	$-	$892
Medium-duty truck and bus	526	-	-	-	526
Light-duty automotive and RV	286	-	-	-	286
Industrial	861	-	-	-	861
Stationary power	294	-	-	-	294
Total sales	$2,859	$-	$-	$-	$2,859

2011
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$485	$693	$748	$865	$2,791
Medium-duty truck and bus	474	608	640	598	2,320
Light-duty automotive and RV	296	310	271	299	1,176
Industrial	855	988	977	1,030	3,850
Stationary power	281	301	319	269	1,170
Total sales	$2,391	$2,900	$2,955	$3,061	$11,307

Unit shipments by engine classification (including unit shipments to Power Generation)

2012
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,000	-	-	-	109,000
Heavy-duty	36,000	-	-	-	36,000
High-horsepower	5,500	-	-	-	5,500
Total units	150,500	-	-	-	150,500

2011
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,400	131,300	130,600	138,100	509,400
Heavy-duty	20,000	29,900	31,100	35,300	116,300
High-horsepower	4,900	5,700	5,600	5,400	21,600
Total units	134,300	166,900	167,300	178,800	647,300

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

Component segment sales by business

2012
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$404	$-	$-	$-	$404
Turbo technologies	298	-	-	-	298
Filtration	270	-	-	-	270
Fuel systems	127	-	-	-	127
Total sales	$1,099	$-	$-	$-	$1,099

2011
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$273	$311	$306	$372	$1,262
Turbo technologies	297	314	298	314	1,223
Filtration	255	287	288	283	1,113
Fuel systems	99	120	123	123	465
Total sales	$924	$1,032	$1,015	$1,092	$4,063

In the first quarter of 2012, our Power Generation segment reorganized its reporting structure to include the following businesses:  power products, power systems, generator technologies and power solutions.  Sales for our Power Generation segment by business (including 2011 and 2010 reorganized balances) were as follows:

2012
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$375	$-	$-	$-	$375
Power systems	188	-	-	-	188
Generator technologies	141	-	-	-	141
Power solutions	76	-	-	-	76
Total sales	$780	$-	$-	$-	$780

2011
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$377	$415	$433	$411	$1,636
Power systems	189	210	188	228	815
Generator technologies	154	189	166	164	673
Power solutions	75	95	87	117	374
Total sales	$795	$909	$874	$920	$3,498

2010
In millions	YTD
Power products	$1,465
Power systems	616
Generator technologies	550
Power solutions	288
Total sales	$2,919

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

Distribution segment sales by product

2012
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$288	$-	$-	$-	$288
Power generation	186	-	-	-	186
Engines	166	-	-	-	166
Service	135	-	-	-	135
Total sales	$775	$-	$-	$-	$775

2011
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$235	$271	$283	$296	$1,085
Power generation	145	195	191	191	722
Engines	140	186	171	206	703
Service	122	133	138	141	534
Total sales	$642	$785	$783	$834	$3,044